EXHIBIT 99.3
                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended registration statement of Valley High Mining Company (the "Company") on Form 10-SB/A-1, as filed with the Securities and Exchange Commission on the date hereof (the "Amended Registration Statement"), I, John Michael Coombs, president of the Company and its chairman of the board, hereby certify to the best of my knowledge, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Amended Registration Statement fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Amended Registration Statement fairly presents, in all material respects, the financial condition and result of operations of the Company.



/s/ John M. Coombs
--------------------------
John M. Coombs, President and Chairman of the Board
May 18, 2005